Exhibit 32.2

LITHIUM EXPLORATION GROUP, INC.
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Alexander Walsh, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)

The quarterly report on Form 10-Q of Lithium Exploration Group, Inc. for the quarter ended March 31, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Lithium Exploration Group, Inc.

Dated: May 19, 2017	/s/ Alexander Walsh
Alexander Walsh
President, Secretary, Treasurer and Director
(Principal Accounting Officer)
Lithium Exploration Group, Inc.